Exhibit 10.2
EXECUTION VERSION

INCREMENTAL REVOLVING CREDIT INCREASE AGREEMENT, CONSENT TO EXTENSION OF THE MATURITY DATE, LENDER JOINDER AGREEMENT AND FOURTEENTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

    This INCREMENTAL REVOLVING CREDIT INCREASE AGREEMENT, CONSENT TO EXTENSION OF THE MATURITY DATE, LENDER JOINDER AGREEMENT AND FOURTEENTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) dated as of July 29, 2026 (the “Effective Date”) is entered into by and among Quanta Services, Inc., a Delaware corporation (the “Company”), the Australian Borrowers, the Canadian Borrower, the Increase Lenders (as defined below), the other Lenders, the Swing Line Lenders, the L/C Issuers and Bank of America, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below), as amended hereby.

RECITALS

WHEREAS, the Borrowers, the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, entered into that certain Fourth Amended and Restated Credit Agreement dated as of December 18, 2015 (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, pursuant to Section 2.02(f) of the Credit Agreement, the Company has requested an increase in the Aggregate Revolving Commitments in the aggregate principal amount of $180,000,000 (such increase in the Aggregate Revolving Commitments, the “Commitment Increase”), subject to the terms and conditions specified in this Agreement;

WHEREAS, each Person identified in the table set forth in Section 2(a) (each such Person, an “Increase Lender” and, collectively, the “Increase Lenders”) has agreed to participate in the Commitment Increase and to the extent such Increase Lender is a New Lender (as defined below), to become a “Lender” under the Credit Agreement in connection therewith, in each case, subject to the terms and conditions specified in this Agreement;

WHEREAS, pursuant to Section 2.17(a) of the Credit Agreement, the Company has requested an extension of the Maturity Date for the Aggregate Revolving Commitments for an additional period of one (1) year from July 31, 2030 to July 31, 2031 (the “Extension of Maturity”);

WHEREAS, the Lenders, the L/C Issuers and the Swing Line Lenders party hereto have agreed to consent to the Extension of Maturity, subject to the terms and conditions specified in this Agreement;

WHEREAS, the Company has requested that the Credit Agreement be amended as set forth in Section 1 below; and

    WHEREAS, the Administrative Agent and the Lenders have agreed to provide the requested amendment, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Amendments to the Credit Agreement. The Credit Agreement is hereby amended as follows:
(a)The definition of “Attributed Principal Amount” in Section 1.01 of the Credit Agreement is deleted in its entirety.

(b)The definition of “Permitted Receivables Financing” in Section 1.01 of the Credit Agreement is amended by deleting “(A) the aggregate Attributed Principal Amount for all such financings (excluding, however, any supply chain financings initiated by a customer of the Company or one of its Subsidiaries and consisting of a conveyance or sale of Transferred Assets by the Company or any Subsidiary to any Receivables Financier in exchange for substantially contemporaneous payment to the Company or such Subsidiary for such Transferred Assets pursuant to a limited recourse supply chain financing arrangement on standard market terms) shall not at any time exceed $600,000,000 and (B)” from the proviso therein.

(c)(i) The definition of “SOFR Adjustment” in Section 1.01 of the Credit Agreement is deleted in its entirety, (ii) each occurrence of the phrase “in each case, plus the applicable SOFR Adjustment” contained within the definition of “Term SOFR” in Section 1.01 of the Credit Agreement is deleted and (iii) each occurrence of the phrase “plus the applicable SOFR Adjustment” contained within Section 3.03(b) of the Credit Agreement is deleted.

(d)The following definition is hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

    ““Prohibited Lender” means, with respect to any Foreign Borrower organized under the Laws of a jurisdiction outside of the United States, Canada, the Commonwealth of Australia and the United Kingdom, any Lender that has determined and confirmed in writing that such Lender and its Affiliates are legally prohibited by any Law (including, without limitation, Article 21c of Directive 2013/36/EU of the European Parliament and of the Council of 26 June 2013 on access to the activity of credit institutions and the prudential supervision of credit institutions, as amended from time to time, any successor thereto and any Law implementing the same) from (a) making any Credit Extension to such Foreign Borrower or (b) maintaining its Revolving Commitment after giving effect to the designation of such foreign Person as a “Foreign Borrower” hereunder.”

(e)The lead-in paragraph at the beginning of Article VIII of the Credit Agreement is amended and restated in its entirety to read as follows:
“So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder shall remain unpaid or unsatisfied (other than any contingent indemnity obligations that, by their terms, survive the termination of this Agreement) or any Letter of Credit shall remain outstanding, no Loan Party shall, nor shall it permit (other than with respect to Section 8.05, which shall apply only to the Loan Parties and the Significant Subsidiaries, and Section 8.13, which shall apply only to the Loan Parties) any Subsidiary (other than the Fund Entities unless otherwise specified expressly below) to, directly or indirectly:”
(f)Section 8.01(v) of the Credit Agreement is amended and restated in its entirety to read as follows:

“(v) Liens in favor of contract counterparties for materials and other property acquired by or on behalf of such counterparty for delivery to such counterparty (or for use in connection with an applicable project on behalf of such counterparty) or for use in the manufacture of a product for such counterparty pursuant to agreements with customers in the ordinary course of business;”
(g)Section 8.03(h) of the Credit Agreement is amended and restated in its entirety to read as follows:
“(h) secured Indebtedness in an aggregate principal amount at any one time outstanding not to exceed the greater of (i) $400,000,000 and (ii) an amount equal to 5% of Consolidated Net Worth at the time of such creation, incurrence or assumption;”
(h)Section 8.04 of the Credit Agreement is amended by (i) deleting “and” at the end of clause (g) thereof and replacing it with a comma and (ii) adding the following new clause (i) at the end thereof and prior to the period:
“and (i) any Loan Party or Subsidiary may Dispose of all or substantially all of its assets to the extent such Disposition is permitted under Section 8.05.”
(i)Section 8.05 of the Credit Agreement is amended and restated in its entirety to read as follows:
“Make any Disposition, other than any Permitted Receivables Financing, unless (a)(i) the consideration (as determined at the consummation of such Disposition) paid in connection therewith shall be in an amount not less than the fair market value of the Property disposed of or (ii) such Disposition constitutes a contribution of assets to a joint venture of the Company or any Subsidiary pursuant to an Investment permitted by this Agreement in exchange for Capital Stock in such joint venture issued prior to or substantially contemporaneously with the consummation of such contribution at a valuation of not less than the fair market value of the Property disposed of (as reasonably determined by the Company), (b) such transaction does not involve a sale or other disposition of receivables other than a sale or other disposition of (i) receivables to a Captive Insurance Subsidiary or (ii) receivables owned by or attributable to other Property concurrently being disposed of in a transaction otherwise permitted under this Section 8.05, and (c) the aggregate net book value of all of the assets sold or otherwise disposed of by the Borrowers and their Subsidiaries in all such transactions in any fiscal year of the Company shall not exceed an amount equal to seven and a half percent (7.5%) of Consolidated Net Worth as of the end of the preceding fiscal year (plus the amount of Non-Cash Charges for each fiscal quarter ending after the Closing Date).”
(j)Clause (f)(ii) of the first paragraph of Section 11.07 of the Credit Agreement is amended and restated in its entirety to read as follows:

    “(ii) any direct or indirect contractual counterparty or prospective counterparty (or such contractual counterparty’s or prospective counterparty’s professional advisor) to any credit derivative transaction or any credit insurer or reinsurer relating to obligations of the Loan Parties;”

(k)Section 11.14 of the Credit Agreement is amended and restated in its entirety to read as follows:
    “Section 11.14        Replacement of Lenders.
If (a) any Lender requests compensation under Section 3.04, (b) the Company is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, (c) a Lender (a “Non-Consenting Lender”) does not consent to a proposed change, waiver, discharge or termination with respect to any Loan Document that has been approved by the Required Lenders as provided in Section 11.01 but requires unanimous consent of all Lenders or all Lenders directly affected thereby (as applicable), (d) any Lender is a Defaulting Lender, (e) any Lender is a Non-Extending Lender or (f) any Lender is a Prohibited Lender, then the Company may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 11.06), all of its interests, rights and obligations under this Agreement and the Loan Documents to an assignee that shall assume such obligations (which assignee may, but is not required to, be another Lender, if a Lender accepts such assignment), provided that:
    (i)    the Company shall have paid (or caused the applicable Borrower) to the Administrative Agent the assignment fee specified in Section 11.06(b)(iv);
    (ii)    such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and L/C Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.05) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Company (or the applicable Borrower) (in the case of all other amounts);
    (iii)    in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter;
    (iv)    such assignment does not conflict with applicable Laws;
    (v)    in the case of any such assignment resulting from a Non-Consenting Lender’s failure to consent to a proposed change, waiver, discharge or termination with respect to any Loan Document, the applicable replacement bank, financial institution or Fund consents to the proposed change, waiver, discharge or termination; provided that the failure by such Non-Consenting Lender to execute and deliver an Assignment and Assumption shall not impair the validity of the removal of such Non-Consenting Lender and the mandatory assignment of such Non-Consenting Lender’s Commitments and outstanding Loans and participations in L/C Obligations and Swing Line Loans pursuant to this Section 11.14 shall nevertheless be effective without the execution by such Non-Consenting Lender of an Assignment and Assumption; and
    (vi)    in the case of any such assignment resulting from a Prohibited Lender, such Lender determines in good faith that it is legally prohibited from (A) making Credit Extensions to such Foreign Borrower or (B) maintaining its Revolving Commitment after giving effect to the designation of such foreign Person as a “Foreign Borrower”.
A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Company to require such assignment and delegation cease to apply.
Each party hereto agrees that (a) an assignment required pursuant to this Section 11.14 may be effected pursuant to an Assignment and Assumption executed by the Company, the Administrative Agent and the assignee and (b) the Lender required to make such assignment need not be a party thereto in order for such assignment to be effective and shall be deemed to have consented to and be bound by the terms thereof; provided, that, following the effectiveness of any such assignment, the other parties to such assignment agree to execute and deliver such documents necessary to evidence such assignment as reasonably requested by the applicable Lender, provided, further that any such documents shall be without recourse to or warranty by the parties thereto.
Notwithstanding anything in this Section 11.14 to the contrary, (i) any Lender that acts as a L/C Issuer may not be replaced hereunder at any time it has any Letter of Credit outstanding hereunder unless arrangements satisfactory to such Lender (including the furnishing of a backstop standby letter of credit in form and substance, and issued by an issuer, reasonably satisfactory to such L/C Issuer or the depositing of cash collateral into a cash collateral account in amounts and pursuant to arrangements reasonably satisfactory to such L/C Issuer) have been made with respect to such outstanding Letter of Credit and (ii) the Lender that acts as the Administrative Agent may not be replaced hereunder except in accordance with the terms of Section 10.06.”
    2.    Commitment Increase; Reallocation.
        (a)    Upon giving effect to this Agreement, (a) each existing Lender that is an Increase Lender hereby agrees to increase its existing Revolving Commitment and (b) each Person that signs this Agreement as an Increase Lender and that was not a Lender party to the Credit Agreement immediately prior to the Effective Date (a “New Lender”) agrees to provide a Revolving Commitment, in each case, in the amount set forth opposite its name in the table below (such amount, such Increase Lender’s “Increase Amount”):

Increase Lender	Increase Amount
Regions Bank	$150,000,000.00
JPMorgan Chase Bank, N.A.	$30,000,000.00
TOTAL:	$180,000,000.00

    (b)     On the Effective Date, the Revolving Commitment (as in effect immediately prior to the Effective Date) of each Lender under the Credit Agreement, and all outstanding

Revolving Loans held by such Lender under the Credit Agreement immediately prior to the Effective Date, in each case, shall be reallocated and restated such that, after giving effect to such reallocation and restatement and the other transactions contemplated by this Agreement and the Credit Agreement to occur on the Effective Date, (i) each Lender shall (A) have a Revolving Commitment in the amount set forth opposite such Lender’s name on Schedule 2.01 attached hereto, (B) hold the portion of the Revolving Loans outstanding under the Credit Agreement on the Effective Date corresponding to such Lender’s Pro Rata Share (as in effect under the Credit Agreement on the Effective Date in accordance with the Pro Rata Share of the Aggregate Revolving Commitments reflected on Schedule 2.01 attached hereto) and (C) have participations in respect of L/C Obligations and Swingline Loans, in each case, outstanding under the Credit Agreement on the Effective Date corresponding to such Lender’s Pro Rata Share (as in effect under the Credit Agreement on the Effective Date in accordance with the Pro Rata Shares reflected on Schedule 2.01 attached hereto) and (ii) the amount of the Aggregate Revolving Commitments in effect as of the Effective Date shall be TWO BILLION NINE HUNDRED EIGHTY MILLION DOLLARS ($2,980,000,000). The parties hereto agree that the Borrowers and the Administrative Agent shall be permitted to effect such assignments, prepayments (including, for the avoidance of doubt, in accordance with Section 2.02(f)(i) of the Credit Agreement), borrowings, reallocations and restatements as are necessary (including pursuant to a cashless settlement mechanism approved by the Borrowers and the Administrative Agent) to effectuate the reallocation contemplated by this Section 2(b). The foregoing is being effected in accordance with Section 2.02(f) of the Credit Agreement and pursuant to clause (b) of the definition of “Incremental Cap” in Section 1.01 of the Credit Agreement, as such term is used in Section 2.02(f) of the Credit Agreement.
3.    New Lender Joinder.

(a)    In accordance with Section 2.02(f)(i)(D) of the Credit Agreement, the New Lender hereby agrees that it shall have a Revolving Commitment in the amount set forth on Schedule 2.01 attached hereto under the Credit Agreement. The New Lender (i) represents and warrants that: (A) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement; (B) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement); (C) from and after the date hereof, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder; (D) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 7.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent, the Arrangers or any other Lender; (E) the Loan Documents set forth the terms of a commercial lending facility; (F) it is engaged in making, acquiring or holding commercial loans in the ordinary course and is entering into this Agreement, the Credit Agreement and the other Loan Documents as a Lender for the purpose of making, acquiring or holding commercial loans and providing other facilities set forth in the Credit Agreement as may be applicable thereto, and not for the purpose of purchasing, acquiring or holding any other type of financial instrument, and (G) if it is a Foreign Lender, any documentation required to be delivered by it pursuant to the terms of the Credit Agreement has been delivered to the Administrative Agent; (ii) agrees that: (A) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents; (B) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender; and (C) it will not assert a claim in contravention of Section 3(a)(i)(E) and 3(a)(i)(F); and (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent, by the terms thereof, together with such powers as are reasonably incidental thereto.

(b)    Each of the Administrative Agent and the Borrowers agrees that, upon the Effective Date, the New Lender shall (i) be a party to the Credit Agreement and the other Loan Documents, (ii) be a “Lender” for all purposes of the Credit Agreement and the other Loan Documents and (iii) be subject to and bound by the terms of the Credit Agreement and the Loan Documents and have the rights and obligations of a Lender under the Credit Agreement and the other Loan Documents.

(c)    The address of the New Lender for purposes of all notices and other communications is as set forth on the Administrative Questionnaire delivered by the New Lender to the Administrative Agent.

    4.    Extension of Maturity. Pursuant to the provisions of Section 2.17(a) of the Credit Agreement, the Lenders (including, for the avoidance of doubt, each Increase Lender with respect to its Increase Amount), the L/C Issuers and the Swing Line Lenders hereby consent to the extension of the Maturity Date for the Aggregate Revolving Commitments by one (1) year to July 31, 2031.

5.    Conditions Precedent. This Agreement shall be effective upon satisfaction of the following conditions precedent; provided that, the provisions of Section 4 hereof shall be effective as of July 31, 2026, notwithstanding the satisfaction of the conditions precedent below prior to such date:

(a)    Receipt by the Administrative Agent of counterparts of this Agreement duly executed by each of the Borrowers, the Swing Line Lenders, the L/C Issuers, the Lenders (including the Increase Lenders) and the Administrative Agent.

(b)    Receipt by the Administrative Agent of a Revolving Note executed by each Borrower for the New Lender if the New Lender has requested a Revolving Note.

(c)    Receipt by the Administrative Agent of a certificate of each Loan Party dated as of the Effective Date signed by a Responsible Officer of such Loan Party (i) certifying and attaching resolutions adopted by such Loan Party approving or consenting to the institution of the Commitment Increase and the Extension of Maturity and (ii) in the case of the Company, certifying that (i) the representations and warranties of the Company and each other Loan Party set forth in Article VI of the Credit Agreement and any other Loan Document are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) as of such earlier date (and except that the representations and warranties contained in subsections (a) and (b) of Section 6.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01 of the Credit Agreement) and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(d)    Upon the reasonable request of the New Lender made at least ten (10) days prior to the Effective Date, the Company shall have provided to the New Lender (i) the documentation and other information so requested in order to comply with its ongoing obligations under applicable “know your customer” and anti-money-laundering rules and regulations, including the Act, and (ii) a Beneficial Ownership Certification in relation to any Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, in each case, at least five (5) days prior to the Effective Date.

(e)    Payment by the Company of all agreed fees and expenses (including reasonable attorney’s fees of the Administrative Agent).

6.    Miscellaneous.

        (a)    The Credit Agreement, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms, as affected and amended by this Agreement.

    (b)    Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder” or words of like import shall mean and be a reference to the Credit Agreement (as amended by this Agreement). This Agreement is a Loan Document.

        (c)    Each Loan Party acknowledges and consents to all of the terms and conditions of this Agreement. Each of the Company and the other Borrowers (i) affirms all of its obligations under the Loan Documents and (ii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.

(d)    The Loan Parties hereby represent and warrant as follows:

    (i)    Each Loan Party has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Agreement;

    (ii)    This Agreement has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by (A) applicable Debtor Relief Laws and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity);

    (iii)    No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Agreement, except for any filings that the Company or any of its Subsidiaries may be required to make with the Securities and Exchange Commission or pursuant to applicable stock exchange rules, which the Company expects to timely file following execution of this Agreement; and

(iv)    Immediately after giving effect to this Agreement and the transactions contemplated hereby, (A) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement (including, for the avoidance of doubt, Section 6.05(e) and 6.06 of the Credit Agreement) and in each other Loan Document are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) as of such earlier date (and except that the representations and warranties contained in Sections 6.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 7.01(a) and (b), respectively, of the Credit Agreement); and (B) no event has occurred and is continuing which constitutes a Default or an Event of Default.

        (e)    This Agreement may be in the form of an Electronic Record and may be executed using Electronic Signatures (including facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Agreement may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Agreement. For the avoidance of doubt, the authorization under this paragraph may include use or acceptance by the Administrative Agent of a manually signed paper copy of this Agreement which has been converted into electronic form (such as scanned into PDF format), or an electronically signed copy of this Agreement converted into another format, for transmission, delivery and/or retention.

(f)    If any provision of this Agreement is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(g)    THIS AGREEMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK; PROVIDED, THAT, THE PARTIES HERETO SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

(h)    The terms of Sections 11.15 and 11.16 of the Credit Agreement with respect to submission to jurisdiction, waiver of venue and waiver of right to trial by jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWERS:	QUANTA SERVICES, INC., a Delaware corporation By: /s/ Haowei Yang Name: Haowei Yang Title: Treasurer

QSI FINANCE (AUSTRALIA) PTY LTD,
a corporation incorporated under the laws of the Commonwealth of Australia

By: /s/ Scot P. Fluharty
Name: Scot P. Fluharty
Title: Director

By: /s/ Gerald Albert Ducey, Jr.
Name: Gerald Albert Ducey, Jr.
Title: Director

QSI FINANCE II (AUSTRALIA) PTY LTD,
a corporation incorporated under the laws of the Commonwealth of Australia

By: /s/ Scot P. Fluharty
Name: Scot P. Fluharty
Title: Director

By: /s/ Gerald Albert Ducey, Jr.
Name: Gerald Albert Ducey, Jr.
Title: Director

QSI FINANCE X (CANADA) ULC, a British Columbia corporation By: /s/ Haowei Yang Name: Haowei Yang Title: Treasurer

QUANTA SERVICES, INC.
FOURTEENTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

ADMINISTRATIVE AGENT:    BANK OF AMERICA, N.A.,
as Administrative Agent

By:    /s/ DeWayne D. Rosse
Name:     DeWayne D. Rosse
Title:    Vice President

QUANTA SERVICES, INC.
FOURTEENTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

LENDERS:

BANK OF AMERICA, N.A., as a Lender, Domestic Swing Line Lender and an L/C Issuer By: /s/ Adam Rose Name: Adam Rose Title: Senior Vice President

QUANTA SERVICES, INC.
FOURTEENTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF AMERICA, N.A., AUSTRALIA BRANCH,
as a Lender and Australian Swing Line Lender

        By:    /s/ Sandy See
Name:     Sandy See
Title:    Director, Senior Relationship Manager
QUANTA SERVICES, INC.
FOURTEENTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF AMERICA, N.A., CANADA BRANCH,
as a Lender and Canadian Swing Line Lender

        By:    /s/ Sylwia Durkiewicz
Name:     Sylwia Durkiewicz
Title:    Vice President
QUANTA SERVICES, INC.
FOURTEENTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender and an L/C Issuer

        By:    /s/ Daniel Kinasz
Name:     Daniel Kinasz
Title:    Executive Director
QUANTA SERVICES, INC.
FOURTEENTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

PNC BANK CANADA BRANCH,
as a Lender

        By:    /s/ Cameron Ruff
Name:     Cameron Ruff
Title:    Senior Vice President

QUANTA SERVICES, INC.
FOURTEENTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION,
as a Lender and an L/C Issuer

        By:    /s/ Mark H. Wolf
Name:     Mark H. Wolf
Title:    Senior Vice President

QUANTA SERVICES, INC.
FOURTEENTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

TRUIST BANK,
as a Lender and an L/C Issuer

        By:    /s/ William P. Rutkowski
Name: William P. Rutkowski
Title:    Director

QUANTA SERVICES, INC.
FOURTEENTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A.,
as a Lender and an L/C Issuer

        By:    /s/ Abhishek Joshi
Name:     Abhishek Joshi
Title:    Vice President
QUANTA SERVICES, INC.
FOURTEENTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

CITIZENS BANK, N.A.,
as a Lender

        By:    /s/ Dora Yagudayeva
Name:     Dora Yagudayeva
Title:    Vice President
QUANTA SERVICES, INC.
FOURTEENTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF MONTREAL,
as a Lender and an L/C Issuer

    By:    /s/ Michael Gift
Name:     Michael Gift
Title:    Managing Director

By:    /s/ Cathy Religa
Name:     Cathy Religa
Title:    Associate Director – Canadian Field Manager

QUANTA SERVICES, INC.
FOURTEENTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

BMO BANK N.A.,
as a Lender

        By:    /s/ Michael Gift
Name: Michael Gift
    Title: Managing Director
QUANTA SERVICES, INC.
FOURTEENTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

BNP PARIBAS,
as a Lender and an L/C Issuer

        By:    /s/ Kyle Fitzpatrick
Name: Kyle Fitzpatrick
    Title: Director

        By:    /s/ Matthew Beauvais
Name: Matthew Beauvais
                        Title: Vice President
QUANTA SERVICES, INC.
FOURTEENTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

ROYAL BANK OF CANADA,
as a Lender

        By:    /s/ Sayab Ayub
Name: Sayab Ayub
                        Title: Authorized Signatory
QUANTA SERVICES, INC.
FOURTEENTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH,
as a Lender

        By:    /s/ Brian Crowley
Name: Brian Crowley
    Title: Managing Director

        By:    /s/ Amen Semizian
Name: Amen Semizian
    Title: Managing Director

QUANTA SERVICES, INC.
FOURTEENTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

        By:    /s/ Dane Boeglin
Name: Dane Boeglin
    Title: Vice President

QUANTA SERVICES, INC.
FOURTEENTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,
as a Lender

        By:    /s/ Bernadette Murphy
Name:     Bernadette Murphy
                        Title: Managing Director & Authorized Signatory
QUANTA SERVICES, INC.
FOURTEENTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

HSBC BANK USA, N.A.,
as a Lender

        By:    /s/ Alberto Caudillo
Name: Alberto Caudillo
    Title: Director

QUANTA SERVICES, INC.
FOURTEENTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

ZIONS BANCORPORATION, N.A. (D/B/A AMEGY BANK),
as a Lender

        By:    /s/ Mario Gagetta
Name: Mario Gagetta
    Title: Senior Vice President

QUANTA SERVICES, INC.
FOURTEENTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

BOKF, N.A. (D/B/A BANK OF TEXAS),
as a Lender

        By:    /s/ Ross Davis
Name: Ross Davis
    Title: Senior Vice President

QUANTA SERVICES, INC.
FOURTEENTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

REGIONS BANK,
as a Lender

        By:    /s/ Tedrick Tarver
Name: Tedrick Tarver
    Title: Managing Director
QUANTA SERVICES, INC.
FOURTEENTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

SCHEDULE 2.01

Commitments and Pro Rata Shares

Lender	Revolving Commitment	Pro Rata Share of Revolving Commitment
Bank of America, N.A.	$315,000,000.00	10.570469799%
JPMorgan Chase Bank, N.A.	$315,000,000.00	10.570469799%
Wells Fargo Bank, National Association	$315,000,000.00	10.570469799%
PNC Bank, National Association	$285,000,000.00	9.563758389%
Truist Bank	$285,000,000.00	9.563758389%
Bank of Montreal (with respect to non-Australian Borrowers) / BMO Bank N.A. (with respect to Australian Borrowers)	$175,000,000.00	5.872483221%
Citizens Bank, N.A.	$175,000,000.00	5.872483221%
Banco Bilbao Vizcaya Argentaria, S.A. New York Branch	$150,000,000.00	5.033557047%
BNP Paribas	$150,000,000.00	5.033557047%
Canadian Imperial Bank of Commerce, New York Branch	$150,000,000.00	5.033557047%
Regions Bank	$150,000,000.00	5.033557047%
Royal Bank of Canada	$150,000,000.00	5.033557047%
U.S. Bank National Association	$150,000,000.00	5.033557047%
HSBC Bank USA, N.A.	$100,000,000.00	3.355704698%
Zion Bancorporation, N.A. (d/b/a Amegy Bank)	$60,000,000.00	2.013422819%
BOKF, NA (d/b/a Bank of Texas)	$55,000,000.00	1.845637584%
Total	$2,980,000,000.00	100.000000000%